Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2021
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Schedule of Intangible assets

	December 31, 2021	December 31, 2020

Licensed software	$2,899,801	$2,822,063
Capitalized development costs	6,079,463	3,932,617
Platform system	44,880	43,831
Customer relationships	172,614	—
Land use rights*	—	435,315
Less: accumulated amortization	(3,095,844)	(1,986,074)
Less: impairment for capitalized software	(1,322,433)	—
Intangible assets, net	$4,778,481	$5,247,752

*	On June 3, 2015, Infobird Guiyang signed a cloud computing development agreement with the local Guiyang government to promote development of the local cloud computing industry. See construction in progress in Note 7. The Company obtained land use rights in Guiyang, China for 9,760.8 square meters of land for approximately $4.7 million (RMB 32,532,746) through public bidding. The land is for building of technology related infrastructure only. In return, the Guiyang government will subsidize the cost of land through a form of cash grant in the amount of approximately $4.5 million (RMB 31,068,626). The Company received such grant in 2015. The grant was given to promote the local cloud computing industry, there are no services to perform on the part of the Company and the grant was given without restriction. The only condition is that the land use right acquired was to be used for the cloud computing industry only. The Company recorded the grant as a reduction of the related land use rights. For the year ended December 31, 2021, the Company recorded impairment loss of $0.4 million of land use rights as a result of project delay, see Note 7 for details.

Schedule of Intangible Assets Future Amortization Expense

Twelve months ending December 31,	Estimated amortization expense

2022	$1,168,208
2023	1,135,490
2024	1,112,813
2025	976,629
2026	385,341
Thereafter	—
Total	$4,778,481